THIRD AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
          ------------------------------------------------------------
                                       AND
                                       ---
                      SECOND AMENDMENT TO REAL ESTATE NOTE
                      ------------------------------------


     THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT AND SECOND AMENDMENT TO REAL ESTATE NOTE (hereinafter referred to as the "AMENDMENT") is to be effective as of June 26, 2005, between PIZZA INN, INC., a Missouri corporation ("BORROWER") and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor to Wells Fargo Bank (Texas), National Association, herein "BANK").
                                    RECITALS
                                    --------

A. WHEREAS, Bank and Borrower entered into a Third Amended and Restated Loan Agreement, dated as of January 22, 2003, but effective as of December 29,
2002 (as amended by that certain First Amendment to Third Amended and Restated Loan Agreement dated as of March 28, 2004, and that certain Second Amendment to Third Amended and Restated Loan Agreement dated as of December 26, 2004, the "LOAN AGREEMENT").

B. WHEREAS, Borrower executed and delivered to Bank that certain Eighth Amended and Restated Revolving Credit Note dated as of December 26, 2004 in the original principal amount of $3,000,000 (the "REVOLVING CREDIT NOTE").

C. Bank and Borrower desire to amend the Loan Agreement and the Revolving Credit Note as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                                       ARTICLE  I
                                       DEFINITIONS

Section 1.01.     DEFINITIONS.  Capitalized terms used in this Amendment, to the
                  -----------
     extent not otherwise defined herein, shall have the same meaning as in the Agreement, as amended hereby.

                                      ARTICLE  II
                                      AMENDMENTS

Section 2.01.     AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT.  The following
                  ----------------------------------------------
     defined  terms  in Section 1.1 of the Loan Agreement are hereby amended and
                        -----------
restated  in  their  entirety  to  read  as  follows:

(a)     "Borrowing  Base"  -  Intentionally  Deleted.
         ---------------
(b)     "Commitment  Fee  Rate"  means  the  percentage  per annum determined by
         ---------------------
reference  to  the  Funded  Debt  Ratio  then  existing  as  set  forth  below:
      Funded Debt Ratio                                       Percentage
      -----------------                                       ----------
 Less than 1.50 to 1.0                                            0.350%
 ---------------------                                            ------
 1.50 to 1.0 or greater and less than 2.50 to 1.0                 0.375%
 -----------------------------------------------                  ------
 2.50 to 1.0 or greater and less than 3.50 to 1.0                 0.400%
 ------------------------------------------------                 ------
 3.50 to 1.0 or greater and less than 4.50 to 1.0                 0.450%
 ------------------------------------------------                 ------
 4.50 to 1.0 or greater and less than 5.50 to 1.0                 0.475%
 ------------------------------------------------                 ------
 5.50 to 1.0 or greater                                           0.500%
 ----------------------                                           ------

(c)     "LIBOR  Rate  Margin"  means,  with  respect  to  the  Term Loan and the
         -------------------
Revolving Credit Loans, at such time and from time to time as the relevant Funded Debt Ratio is in one of the following ranges, the percentage per annum set forth opposite such Funded Debt Ratio:

      Funded Debt Ratio                                       Percentage
      -----------------                                       ----------
 Less than 1.50 to 1.0                                             1.25%
 ---------------------                                            ------
 1.50 to 1.0 or greater and less than 2.50 to 1.0                  1.75%
 -----------------------------------------------                  ------
 2.50 to 1.0 or greater and less than 3.50 to 1.0                  2.25%
 ------------------------------------------------                 ------
 3.50 to 1.0 or greater and less than 4.50 to 1.0                  2.75%
 ------------------------------------------------                 ------
 4.50 to 1.0 or greater and less than 5.50 to 1.0                  3.25%
 ------------------------------------------------                 ------
 5.50 to 1.0 or greater                                            3.75%
 ----------------------                                           ------


The Borrower shall give written notice to the Bank of any changes in the Funded Debt Ratio which results in a change to the LIBOR Rate Margin concurrently with its delivery of the items required under Section 10.1(c) hereof, and any change to the LIBOR Rate Margin shall be effective with respect to any Interest Period commencing after the Bank has received such information.

(d)     "Prime  Rate  Margin"  means,  with  respect  to  the  Term Loan and the
         -------------------
Revolving Credit Loans, at any time, the following percentage determined by reference to the Funded Debt Ratio then existing:

      Funded Debt Ratio                                       Percentage
      -----------------                                       ----------
 Less than 1.50 to 1.0                                            -0.75%
 ---------------------                                            ------
 1.50 to 1.0 or greater and less than 2.50 to 1.0                 -0.25%
 -----------------------------------------------                  ------
 2.50 to 1.0 or greater and less than 3.50 to 1.0                  0.25%
 ------------------------------------------------                 ------
 3.50 to 1.0 or greater and less than 4.50 to 1.0                  0.75%
 ------------------------------------------------                 ------
 4.50 to 1.0 or greater and less than 5.50 to 1.0                  1.25%
 ------------------------------------------------                 ------
 5.50 to 1.0 or greater                                            1.75%
 ----------------------                                           ------


The Borrower shall give written notice to the Bank of any changes in the Funded Debt Ratio which results in a change to the Prime Rate Margin concurrently with its delivery of the items required under Section 10.1(c) hereof, and any change to the Prime Rate Margin shall be effective immediately after the Bank has received such information or otherwise becomes aware of the change in the Funded Debt Ratio.

(e)     "Revolving  Credit  Commitment"  means  the  obligation  of Bank to make
         -----------------------------
Revolving Credit Advances hereunder in an aggregate principal amount at any one time outstanding up to but not exceeding Six Million and No/100 Dollars ($6,000,000.00), as the same may be terminated pursuant to Section 13.2.
                                                                   ------------

(f)     "Revolving  Credit  Note" means the Ninth Amended and Restated Revolving
         -----------------------
Credit Note executed by the Borrower and payable to the order of Bank in the aggregate principal amount of the Revolving Credit Commitment, in substantially the form of EXHIBIT A hereto, together with all amendments, modification and
               ----------
renewals  thereof.

(g)     "Termination  Date"  means  10:00  A.M. Dallas, Texas time on October 1,
         -----------------
2007, or such earlier date and time on which the Revolving Credit Commitment terminates as provided in this Agreement; provided, however, if such date is not a Business Day, the "Termination Date" shall be the first Business Day following such date.

Section 2.02.     AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT.  The following
                  ----------------------------------------------
     defined term is hereby added to Section 1.1 of the Loan Agreement and shall read in its entirety as follows:

(a)     "Third  Amendment  Effective  Date"  means  June  26,  2005.
         ---------------------------------

Section  2.03.     AMENDMENT  TO SECTION 2.1 OF THE LOAN AGREEMENT.  Section 2.1
                   -----------------------------------------------   -----------
of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

     Section  2.1     Revolving  Credit  Commitment.  Subject  to  the terms and
                      -----------------------------
conditions of this Agreement, Bank agrees to make one or more additional Revolving Credit Advances to the Borrower from time to time from the Closing Date to and including the Termination Date, provided that the aggregate amount of all Revolving Credit Advances at any time outstanding shall not exceed the lesser of (a) the amount of the Revolving Credit Commitment minus all outstanding Letter of Credit Liabilities. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, the Borrower may borrow, repay, and reborrow hereunder the amount of the Revolving Credit Commitment by means of Prime Rate Advances and LIBOR Advances and, until the Termination Date, the Borrower may Convert Revolving Credit Advances of one Type into Revolving Credit Advances of another Type. Revolving Credit Advances of each Type made by Bank shall be made and maintained at Bank's Applicable Lending Office for Revolving Credit Advances of such Type.

Section  2.04.     AMENDMENT  TO SECTION 2.7 OF THE LOAN AGREEMENT.  Section 2.7
                   -----------------------------------------------   -----------
of the Loan Agreement is hereby amended and restated in its entirety to delete the Facility Fee and read as follows:

     Section  2.7     Commitment  Fee.  The Borrower agrees to pay to the Bank a
                      ---------------
Commitment Fee (herein so called) on the daily average unused amount of the Revolving Credit Commitment, for the period from and including the date of this Agreement to and including the Termination Date, at the Commitment Fee Rate based on a 360 day year and the actual number of days elapsed. The accrued Commitment Fee shall be payable in arrears on each Monthly Payment Date and on the Termination Date. For the purpose of calculating the Commitment Fee, the Revolving Credit Commitment shall be deemed utilized to the extent of all outstanding Revolving Credit Advances and Letter of Credit Liabilities.

Section  2.05.     AMENDMENT  TO  SECTION  10.1(B)  OF  THE  LOAN  AGREEMENT.
                   ---------------------------------------------------------
Section  10.1(b)  of  the  Loan  Agreement is hereby amended and restated in its
      ----------
entirety  to  read  as  follows:

     (b)     Monthly  Financial  Statements.  As  soon  as available, and in any
             ------------------------------
event within thirty (30) days after the end of each month, a copy of an unaudited financial report of the Borrower and the Subsidiaries as of the end of such month and for the portion of the fiscal year then ended, containing, on a consolidated and (to the extent required by GAAP) consolidating basis, balance sheets and statements of income, retained earnings, and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by an Authorized Officer of the Borrower to have been prepared in accordance with GAAP and to fairly and accurately present (subject to the absence of footnotes and year-end audit adjustments) the financial condition and results of operations of the Borrower and the Subsidiaries, on a consolidated and (to the extent required by GAAP) consolidating basis, at the date and for the periods indicated therein;

Section  2.06.     AMENDMENT  TO  SECTION  10.1(C)  OF  THE  LOAN  AGREEMENT.
                   ---------------------------------------------------------
Section  10.1(c)  of  the  Loan  Agreement is hereby amended and restated in its
      ----------
entirety  to  read  as  follows:

     (c)     Monthly  Calculations/Accounts  Receivable  Report.  As  soon  as
             --------------------------------------------------
available, and in any event within thirty (30) days after the end of each month,
(i) a certificate of an Authorized Officer of the Borrower in substantially the form of Exhibit E hereto (A) stating to the best of such officer's knowledge, no
        ---------
Default has occurred and is continuing, or if a Default has occurred and is continuing, a statement as to the nature thereof and the action that is proposed to be taken with respect thereto, and (B) showing in reasonable detail the most recent calculations demonstrating compliance with Article XII and (ii) an
                                                       ------------
account receivable aging, classifying the Borrower's accounts receivable in categories of 0-30, 31-60, 61-90 and over 90 days from date of invoice, and in such form and detail as Bank shall require, account payable aging by categories of 0-30, 31-60 and over 60, from date of invoice, also in such detail as Bank shall reasonably require, and in each case certified by the chief financial officer of the Borrower and, at any time requested by Bank, a listing of all account debtors that includes names, addresses and phone numbers of the account debtors;

Section  2.07.     AMENDMENT  TO  ARTICLE  XII, FINANCIAL COVENANTS, OF THE LOAN
                   -------------------------------------------------------------
AGREEMENT.  Article  XII is hereby deleted in its entirety and replaced with the
   ------   ------------
following:

                                  ARTICLE XII.

                                 Financial Covenants
                                 -------------------
     Section  12.1     Fixed  Charge Coverage Ratio.  At no time shall the Fixed
                       ----------------------------
Charge Coverage Ratio, defined as EBITDA plus rent expense less treasury stock purchases less dividends plus increases in subordinated debt or contributed capital divided by current maturities of long-term debt plus current maturities of subordinated debt plus prepayments on subordinated debt plus rent expense plus capital lease payments plus cash taxes plus interest expense (net of capitalized interest), be less than 0.90x from Closing through November 30, 2005, 1.10x from December 31, 2005 through January 31, 2006, 1.25x from February 28, 2006 through May 31, 2006 and 1.35x for every period thereafter.

Section  12.2     Consolidated Liabilities to Tangible Net Worth.  Borrower will
                  ----------------------------------------------
maintain a ratio of Consolidated Liabilities less Subordinated Debt (as hereinafter defined) to Tangible Net Worth of not more than 1.75x from Closing through November 30, 2005, 1.65x from December 31, 2005 through April 30, 2006 and 1.50x for every period thereafter. "Subordinated Debt" shall mean Debt of Borrower and its Subsidiaries that is subordinated to the Obligations in form and substance satisfactory to Bank.

Section  12.3     Profitable  Operations.  Excluding  the  month  of  June 2005,
                  ----------------------
Borrower will not sustain (i) a net loss in excess of $100,000 for any fiscal month, (ii) an aggregate net loss in excess of $200,000 for any fiscal quarter and (iii) a net loss for any fiscal year.

Section  12.4     Capital  Expenditures.  The  Borrower  will  not  permit  the
                  ---------------------
aggregate Capital Expenditures of the Borrower and the Subsidiaries not financed with Debt excluding the Revolving Credit Commitment, (a) for the fiscal year 2006, to exceed $3,000,000 and, (b) for each fiscal year after 2006, (i) to exceed $1,750,000 if the Fixed Charge Coverage Ratio at fiscal year end is 1.50 or less or (ii) to exceed $3,000,000 if the Fixed Charge Coverage Ratio at fiscal year end is greater than 1.50.

Section 12.5     Operating Lease Payments.  Operating lease payments are limited
                 ------------------------
to  $2,500,000  per  fiscal  year.

Section  12.6     Purchase  Money  Debt.  Purchase  money  debt  is  limited  to
                  ---------------------
$1,000,000  in  the  aggregate.

Section  2.08.     AMENDMENT  TO  REAL  ESTATE  NOTE.
                   ---------------------------------

(a) The following terms in the Fixed Rate Agreement attached as Exhibit A to the Real Estate Note are hereby amended and restated in their entirety to read  as  follows:

(i)     "Eurodollar  Rate  Margin"  means, at such time and from time to time as
         ------------------------
the relevant Funded Debt Ratio is in one of the following ranges, the percentage per annum set forth opposite such Funded Debt Ratio:

      Funded Debt Ratio                                       Percentage
      -----------------                                       ----------
 Less than 1.50 to 1.0                                             1.25%
 ---------------------                                            ------
 1.50 to 1.0 or greater and less than 2.50 to 1.0                  1.75%
 -----------------------------------------------                  ------
 2.50 to 1.0 or greater and less than 3.50 to 1.0                  2.25%
 ------------------------------------------------                 ------
 3.50 to 1.0 or greater and less than 4.50 to 1.0                  2.75%
 ------------------------------------------------                 ------
 4.50 to 1.0 or greater and less than 5.50 to 1.0                  3.25%
 ------------------------------------------------                 ------
 5.50 to 1.0 or greater                                            3.75%
 ----------------------                                           ------

The Borrower shall give written notice to the Lender of any changes in the Funded Debt Ratio which results in a change to the Eurodollar Rate Margin concurrently with its delivery of the items required under Section 10.1(c) of the Third Amended and Restated Loan Agreement, and any change to the Eurodollar Rate Margin shall be effective with respect to any Interest Period commencing after the Lender has received such information.

(ii)     "Prime  Rate  Margin"  means,  at  any  time,  the following percentage
          -------------------
determined  by  reference  to  the  Funded  Debt  Ratio  then  existing:

      Funded Debt Ratio                                       Percentage
      -----------------                                       ----------
 Less than 1.50 to 1.0                                            -0.75%
 ---------------------                                            ------
 1.50 to 1.0 or greater and less than 2.50 to 1.0                 -0.25%
 -----------------------------------------------                  ------
 2.50 to 1.0 or greater and less than 3.50 to 1.0                  0.25%
 ------------------------------------------------                 ------
 3.50 to 1.0 or greater and less than 4.50 to 1.0                  0.75%
 ------------------------------------------------                 ------
 4.50 to 1.0 or greater and less than 5.50 to 1.0                  1.25%
 ------------------------------------------------                 ------
 5.50 to 1.0 or greater                                            1.75%
 ----------------------                                           ------

The  Borrower  shall  give  written  notice  to the Lender of any changes in the
Funded Debt Ratio which results in a change to the Prime Rate Margin concurrently with its delivery of the items required under Section 10.1(c) of
                                                              ---------------
the Third Amended and Restated Loan Agreement, and any change to the Prime Rate Margin shall be effective immediately after the Lender has received such information or otherwise becomes aware of the change in the Funded Debt Ratio.

(b) The following defined terms are hereby added to the Fixed Rate Agreement attached as Exhibit A to the Real Estate Note and shall read in its entirety  as  follows:

(i)     "Funded  Debt  Ratio" has the meaning specified in the Third Amended and
         -------------------
Restated  Loan  Agreement.

(ii)     "Third  Amended  and  Restated Loan Agreement" means that certain Third
          --------------------------------------------
Amended and Restated Loan Agreement, dated as of January 22, 2003, between Lender and Borrower, as amended, modified, extended, renewed or supplemented from time to time.

                                     ARTICLE  III
                                 CONDITIONS  PRECEDENT

Section 3.01.     CONDITIONS.  The effectiveness of this Amendment is subject to
                  ----------
     the satisfaction of the following conditions precedent, unless specifically waived by Bank:

     (a) Bank shall have received the following, each in form and substance satisfactory to Bank:

(i) This Amendment, duly executed by Borrower together with the Consent and Ratification (the "RATIFICATION") attached hereto, duly executed by each Guarantor;

(ii) The Ninth Amended and Restated Revolving Credit Note duly executed by Borrower;

(iii) Officer's Certificate dated as of the date of this Amendment, in form and substance satisfactory to Bank, certified by the Secretary of the Borrower certifying among other things, that the party signing this Amendment on behalf of the Borrower has full authority to do so; and

(iv)     An  amendment  fee  of  $7,500  from  Borrower.

     (b) The representations and warranties contained herein, in the Loan Agreement, as amended hereby, and in each other Loan Document shall be true and correct as of the date hereof, as if made on the date hereof;

     (c) No Event of Default shall have occurred and be continuing and no Default shall exist, unless such Event of Default or Default has been specifically waived in writing by Bank; and

     (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto, shall be satisfactory to Bank.

                                     ARTICLE  IV
                  RATIFICATIONS,  REPRESENTATIONS  AND  WARRANTIES

Section  4.01.     RATIFICATIONS.  The  terms  and  provisions set forth in this
                   -------------
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Revolving Credit Note and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Bank agree that the Loan Agreement and the Revolving Credit Note, as amended hereby, and the other
Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 4.02.     REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and
                  ------------------------------
warrants  to  Bank  as  follows:

     (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and do not and will not conflict with or violate any provision of any applicable law, the Articles of Incorporation or Bylaws of Borrower or any agreement, document, judgment, license, order or permit applicable to or binding upon any of the Borrower or its Collateral. No consent, approval, authorization or order of and no notice to or filing with, any court or governmental authority or third person is required in connection with the execution, delivery or performance of this Amendment or to consummate the transactions contemplated hereby;

(b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date;

(c) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Revolving Credit Note, as amended hereby, and the other Loan Documents; and

(d) Borrower has not amended its Articles of Incorporation or Bylaws or other organizational documents since the date of the execution of the Loan Agreement.

                                      ARTICLE  V
                                    MISCELLANEOUS

Section  5.01.     SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.  All
                   ----------------------------------------------
representations and warranties made in this Amendment or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by
     Bank shall affect the representations and warranties or the right of Bank to rely upon them.

Section  5.02.     REFERENCE  TO  LOAN  AGREEMENT AND THE REVOLVING CREDIT NOTE.
                   ------------------------------------------------------------
Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement and the Revolving Credit Note, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement and the Revolving Credit Note shall mean a reference to the Loan Agreement and the Revolving Credit Note, as amended hereby.

Section 5.03.     EXPENSES OF BANK.  As provided in the Loan Agreement, Borrower
                  ----------------
agrees to pay on demand all reasonable costs and expenses incurred by Bank in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements hereto, including, without limitation, the reasonable costs and fees of Bank's legal counsel, and all reasonable costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Bank's legal counsel.

Section 5.04.     RELEASE.  BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE,
                  -------
COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF
ANY  KIND  OR  NATURE  FROM  BANK.  BORROWER  HEREBY  VOLUNTARILY  AND KNOWINGLY
RELEASES AND FOREVER DISCHARGES BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, DIRECTORS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, DIRECTORS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OF THE OBLIGATIONS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

Section 5.05.     SEVERABILITY.  Any provision of this Amendment held by a court
                  ------------
of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section  5.06.     APPLICABLE  LAW.  THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS
                   ---------------
EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section  5.07.     SUCCESSORS  AND  ASSIGNS.  This Amendment is binding upon and
                   ------------------------
shall inure to the benefit of Bank and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

Section  5.08.     COUNTERPARTS.  This  Amendment may be executed in one or more
                   ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. The parties agree that this Amendment may be executed and delivered via facsimile and any such facsimile copy of any such document shall be considered to have the same binding legal effect as an original copy and each party hereby agrees that it shall not raise the use of a facsimile copy as a defense to this Amendment and forever waives any such defense. Furthermore, at the request of any party, a party executing and delivering this Amendment by facsimile copy shall re-execute an original copy in replacement.

Section  5.09.     EFFECT  OF WAIVER.  No consent or waiver, express or implied,
                   -----------------
by Bank to or for any breach of or deviation from any covenant or condition of this Amendment shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section  5.10.     HEADINGS.  The  headings,  captions, and arrangements used in
                   --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section  5.11.     FINAL AGREEMENT.  THE LOAN AGREEMENT AND THE REVOLVING CREDIT
                   ---------------
NOTE,  AS  AMENDED  HEREBY,  AND  THE  OTHER  LOAN DOCUMENTS REPRESENT THE FINAL
AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
              [The Remainder of this Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Borrower and Bank have caused this Amendment to be executed on the date first written above by their duly authorized officers.

                                         PIZZA  INN,  INC.
                                         a  Missouri  corporation


                                         By: /s/ Shawn M. Preator
                                         Name:   Shawn M. Preator
                                         Title:  CFO/Treasurer


WELLS  FARGO  BANK,  NATIONAL  ASSOCIATION,  a  national  banking  association


                                         By: /s/ Ralph C. Hamm III
                                         Name:   Ralph C. Hamm III
                                         Title:  Vice President


By its signature above, Borrower acknowledges that Bank's address for notices under each of the Loan Documents is as follows:

                                Bank's Address for Notices:
                                ---------------------------
                               Preston Park Blvd.
                               Suite 280
                               Plano, Texas 75093
                               Fax No.:               (972) 867-5674
                               Telephone No.:         (972) 599-5320
                               Attention:              Ralph C. Hamm

------
                            CONSENT AND RATIFICATION
                            ------------------------
     The undersigned, BARKO REALTY, INC., a Texas corporation, R-CHECK, INC., a Texas corporation, and PIZZA INN OF DELAWARE, INC., a Delaware corporation (each a "GUARANTOR" and collectively the "GUARANTORS") have executed certain Loan Documents in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION (successor to Wells Fargo Bank (Texas), National Association) ("BANK") in connection with that certain Third Amended and Restated Loan Agreement dated as of January 22, 2003 (as amended by that certain First Amendment to Third Amended and Restated Loan Agreement dated as of March 28, 2004, and that certain Second Amendment to Third Amended and Restated Loan Agreement dated as of December 26, 2004, the "LOAN AGREEMENT") by and between Pizza Inn, Inc. ("BORROWER") and Bank. All capitalized terms used herein unless otherwise defined herein shall have the meanings given to them in the Loan Agreement. The Guarantors hereby consent and agree to the terms of the Third Amendment to Third Amended and Restated Loan
Agreement and Amendment to Revolving Credit Note effective as of June 26, 2005 (the "AMENDMENT"), executed by Borrower and Bank, a copy of which is attached hereto, and the undersigned agree that the Loan Documents to which they are a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the Guarantors, enforceable against the Guarantors in accordance with their terms. Furthermore, each Guarantor hereby agrees and acknowledges that (a) none of the Loan Documents to which it is a party is subject to any claims, defenses or offsets, (b) nothing contained in this Amendment or any other Loan Document shall adversely affect any right or remedy of Bank under the any of the Loan Documents to which it is a party, (c) the execution and delivery of the Amendment shall in no way reduce, impair or discharge any indebtedness, liability or obligation of the undersigned under any of the Loan Documents to which it is a party and shall not constitute a waiver by Bank of any of Bank's rights against the undersigned, (d) by virtue hereof and by virtue of each of Loan Documents to which it is a party, each Guarantor ratifies in full all of its indebtedness, liabilities and obligations arising under each of the Loan Documents to which it is a party, (e) the Guarantors' consent is not required to the effectiveness of the Amendment, and (f) no consent by the Guarantors is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Agreement or any present or future Loan Document.

------
                                           GUARANTORS:
                                           ----------

                                           BARKO  REALTY,  INC.,
                                           a  Texas  corporation


                                           By:/s/ Tim Taft
                                           Name:  Tim Taft
                                           Title: President


                                           R-CHECK,  INC.,
                                           a  Texas  corporation

                                           By:/s/ Tim Taft
                                           Name:  Tim Taft
                                           Title: President


                                           PIZZA  INN  OF  DELAWARE,  INC.,
                                           a  Delaware  corporation

                                           By:/s/ Tim Taft
                                           Name:  Tim Taft
                                           Title: President